Rule 497(k)
                                                            File No. 333-125751




FIRST TRUST                                   FIRST TRUST
                                              EXCHANGE-TRADED FUND
________________________________________________________________________


SUMMARY PROSPECTUS

First Trust ISE-Revere Natural Gas Index Fund

Ticker Symbol: FCG
Exchange:      NYSE Arca



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FCG. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus dated April 30, 2013, as supplemented on April 30, 2013, May 20, 2013 and July 3, 2013, and statement of additional information dated April 30, 2013, as supplemented on April 30, 2013 and July 3, 2013, are all incorporated by reference into this Summary Prospectus.




INVESTMENT OBJECTIVE

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index").




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      April 30, 2013,
as amended on July 3, 2013
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FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                  None

   ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                0.40%
           Distribution and Service (12b-1) Fees                          0.00%
           Other Expenses                                                 0.23%
                                                                        --------
           Total Annual Fund Operating Expenses                           0.63%
           Fee Waiver and Expense Reimbursement (1)                       0.03%
                                                                        --------
           Total Net Annual Fund Operating Expenses After
                Fee Waiver and Expense Reimbursement                      0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the shares or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's annual operating expenses remain at current levels until April 30, 2014. The example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following April 30, 2014. Additionally, the example assumes that First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years            5 Years           10 Years
        $61               $243               $451              $1,050

   ---------
   (1) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of its average daily net assets per year at least until April 30, 2014. Expenses borne or fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.60% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after April 30, 2014 upon 60 days' written notice.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets plus the amount of any borrowings for investment purposes in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will seek to maintain an appropriate correlation.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE" or the "Index Provider"), and is calculated and maintained by S&P Dow Jones Indices, LLC ("S&P"). The Index is designed to objectively identify and select those stocks from the universe of stocks of companies that are involved in the exploration and production of natural gas, screened by stock performance variables as well as statistical factors to optimize both Index performance and the Fund's correlation to the price of natural gas. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The inception date of the Index was October 4, 2006. As of March 31, 2013, there were 27 securities that comprised the Index.

The Fund intends to invest entirely in securities included in the Index; however, there may also be instances in which the Fund may be overweighted in certain securities in the Index, purchase securities not in the Index that are appropriate to substitute for certain securities in the Index or utilize various combinations of the above techniques in seeking to track the Index.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

ENERGY COMPANIES RISK. The Fund invests in energy companies. Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile.

INDEX TRACKING RISK. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the Fund's Index.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NATURAL GAS COMPANIES RISK. One of natural gas companies' primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. For example, major natural gas customers such as industrial users and electric power generators often have the ability to switch between the use of coal, oil or natural gas. During periods when competing fuels are less expensive, the revenues of gas utility companies may decline with a corresponding impact on earnings. After years of booming production, natural gas firms have recently begun scaling back after record low prices and huge surpluses. Weather is another risk that may affect natural gas companies. Recent overproduction and a mild winter have contributed to a scaled back demand for natural gas in the United States and declining stock prices for natural gas companies. Additionally, natural gas companies are sensitive to increased interest rates because of the capital intensive nature of their business.

Furthermore, there are additional risks and hazards that are inherent to natural gas companies that may cause the price of natural gas to widely fluctuate. The exploration for, and production of, natural gas is an uncertain process with many risks. The cost of drilling, completing and operating wells for natural gas is often uncertain, and a number of factors can delay or prevent drilling operations or production, including:

       o    unexpected drilling conditions;
       o    pressure or irregularities in formations;
       o    equipment failures or repairs;
       o    fires or other accidents;
       o    adverse weather conditions;
       o    pipeline ruptures or spills; and
       o shortages or delays in the availability of drilling rigs and the delivery of equipment.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The Fund invests in securities of non-U.S. issuers in the form of U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

SMALLER COMPANY RISK. The Fund invests in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past five years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2012. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND--TOTAL RETURNS

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2008                 -46.57%
                       2009                  49.21%
                       2010                  12.22%
                       2011                  -6.85%
                       2012                 -13.51%

During the five-year period ended December 31, 2012, the Fund's highest and lowest calendar quarter returns were 34.52% and -40.35%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012

                                                                               1 Year           5 Years      Since Inception
                                                                                                               (5/8/2007)
     Return Before Taxes                                                      -13.51%           -6.34%           -3.77%
     Return After Taxes on Distributions                                      -13.63%           -6.51%           -3.93%
     Return After Taxes on Distributions and Sale of Shares                    -8.78%           -5.37%           -3.25%
     ISE-REVERE Natural Gas Index(TM)                                         -12.94%           -5.67%           -3.09%
     Russell 3000(R) Index                                                     16.42%            2.04%            1.45%
     S&P Composite 1500 Energy Index                                            4.34%           -0.34%            3.23%


MANAGEMENT

      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

            o  Jon C. Erickson, Senior Vice President of First Trust;

            o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

            o  Roger F. Testin, Senior Vice President of First Trust; and

            o  Stan Ueland, Senior Vice President of First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.



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